UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 7, 2005

STEWART ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

LOUISIANA	1-15449	72-0693290
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 South Clearview Parkway
Jefferson, Louisiana 70121
(Address of principal executive offices) (Zip Code)

(504) 729-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On July 7, 2005, the Company amended its employment agreement with Kenneth C. Budde, President and Chief Executive Officer, to correct an error in the effective date of Mr. Budde’s initial eligibility for a salary increase from September 21, 2006 to September 21, 2005.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits

Exhibit Number	Description
10.1	Amendment to Employment Agreement entered into as of July 7, 2005 by and between Stewart Enterprises, Inc. and Kenneth C. Budde

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STEWART ENTERPRISES, INC.

July 7, 2005	/s/ Michael G. Hymel

Michael G. Hymel
Vice President
Corporate Controller
Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Amendment to Employment Agreement entered into as of July 7, 2005 by and between Stewart Enterprises, Inc. and Kenneth C. Budde